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Exhibit 21.1

                     SUBSIDIARIES OF THE STORAGE TRUST REALTY AND
                            OWNERSHIP OF SUBSIDIARY STOCK

Subsidiaries of the Storage Trust Realty (the "Company"):

                               Jurisdiction of  Percentage of Ownership by the
Legal Name                      Organization     Company or other Subsidiary


Storage Trus Properties,          Delaware     93.75% of units (the general
(the "Operating Partnership")                  partnership interest) held by the
                                               Company

Storage Realty Management Co.     Delaware     5% of common stock held and
                                               100% of preferred stock held
                                               by the Operating Partnership

STR Management Corporation        Missouri     100% of stock held by the Company

Storage Trust Investments,
L.P.                              Missouri     1% general partnership
                                               interest held by STR Management
                                               Corporation
                                               99% limited partnership
                                               interest held by the Operating
                                               Partnership

STR Management Corporation        Tennessee    100% of stock held by the Company
 of Tennessee

Storage Trust Investments -       Tennessee     1% general partnership
 Tennessee, L.P.                               interest held STR Management
                                               Corporation of Tennessee
                                               99% limited partnership
                                               interest held by the
                                               Operating Partnership


STR Management Corporation        Florida      100% of stock held by the Company
 of Florida

Storage Trust Investments -      Florida       1% general partnership
 of Florida                                    interest held by STR
                                               Management Corporation of
                                               Florida
                                               99% limited partnership
                                               interest held by the
                                               Operating Partnership



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
                          SUBSIDIARIES OF THE COMPANY AND
                           OWNERSHIP OF SUBSIDIARY STOCK

Subsidiaries of the Company: (continued)

                               Jurisdiction of   Percentage of Ownership by the
Legal Name                      Organization      Company or other Subsidiary

STR Management Corporation       Kentucky         100% of stock held by the
 of Kentucky                                      Company

Storage Trust Investments -      Kentucky         1% general partnership
 Kentucky, L.P.                                   interest held by STR
                                                  Management Corporation of
                                                  Kentucky
                                                  99% limited partnership
                                                  interest held by the Operating
                                                  Partnership

STR Management Corporation       Kansas           100% of stock held by the
 of Kansas                                        Company

Storage Trust Investments -      Kansas           1% general partnership
 Kansas, L.P.                                     interest held by STR
                                                  Management Corporation of
                                                  Kansas
                                                  99% limited partnership
                                                  interest held by the Operating
                                                  Partnership

STR Management Corporation       Wisconsin        100% of stock held by the
 of Wisconsin                                     Company

Storage T Investments -          Wisconsin        1% general partnership
Wisconsin, Limited Partnership                    interest held by STR
                                                  Management Corporation
                                                  of Wisconsin
                                                  99% limited partnership
                                                  interest held by the Operating
                                                  Partnership

STR Management Corporation       Georgia          100% of stock held by the
of Georgia                                        Company

Storage Trust Investments -      Georgia          1% general partnership
 Georgia, L.P.                                    interest held by STR
                                                  Management Corporation
                                                  of Georgia
                                                  99% limited partnership
                                                  interest held by the Operating
                                                  Partnership



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
                  SUBSIDIARIES OF THE COMPANY AND
                   OWNERSHIP OF SUBSIDIARY STOCK

Affiliates of the Company:

                                Jurisdiction of   Percentage of Ownership by the
Legal Name                       Organization     Company or other Subsidiary

Fountainbleau Storage            Louisiana       15% partnership interest held
Associates                                       by the Operating Partnership

Marian Ridge IV, L.L.C.          Missouri        25% membership interest held
                                                 by the Operating
                                                 Partnership


Name of Business:

Operations at the properties are conducted under name Storage Trust Properties, L.P.
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